EXHIBIT 99.1

NARA BANCORP, INC.

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of August 31, 2005 by and between Nara Bancorp, Inc., a Delaware corporation (the “Company”), and Chong-Moon Lee (the “Investor”).

WHEREAS, the Company desires to issue and sell to the Investor shares of its common stock, $0.001 par value per share (the “Common Stock”) as further described in this Agreement;

WHEREAS, the Investor is a Director and Chairman of the Board of Directors of the Company and desires to consummate the purchase of the Common Stock in order to assist the Company in raising capital and saving the Company significant costs and expenses of raising such capital; and

WHEREAS, the Investor desires, upon the terms and conditions stated in this Agreement, to purchase shares of Common Stock as set forth below.

NOW THEREFORE, the parties hereto agree as follows:

SECTION 1
PURCHASE OF SECURITIES

1.1           The Transaction.

(a)             Under the terms and subject to the conditions contained in this Agreement, the Investor agrees to purchase from the Company and the Company agrees to sell and issue to the Investor at the Closing such number of shares of Common Stock (the “Shares”) as shall equal $20,000,000 divided by the market value of the Common Stock at the time of execution of this Agreement (as determined below, the “Market Price”), rounded down to the nearest whole share.  The purchase price for the Shares will be the number of Shares multiplied by the Market Price (the “Purchase Price”).

(b)             For purposes of this Agreement, the term “market value of the Common Stock at the time of execution of this Agreement” shall mean the closing bid price for the Common Stock on the Nasdaq National Market immediately preceding the time which this Agreement is fully executed by both parties.  If this Agreement is fully executed by both parties during regular market hours of Nasdaq or on the morning of a regular trading day but before the opening of trading on Nasdaq, then the previous trading day’s closing bid price shall be used.  If this Agreement is fully executed by both parties after regular market hours of Nasdaq, then the closing bid price on the date of execution shall be used.

(c)             Paragraph 1.1(b) is intended to establish the Market Price at a level which would not constitute a “discounted private placement” under the rules, interpretations and policies of the National Association of Securities Dealers (“NASD”) applicable to Nasdaq-listed companies.

The parties agree that if the Company receives notice (whether before or after the Closing) that the Market Price is considered a “discounted private placement” by NASD or Nasdaq, then the Market Price will be adjusted to the minimum level that would not be considered a “discounted private placement” by NASD or Nasdaq.

1.2           Closing.  The issuance and delivery of the Shares shall be held at a closing (the “Closing”) on such date and time as shall be mutually agreed by the parties, but no later than one business day after the satisfaction or waiver of all conditions to closing set forth in Section 1.5 hereof and in any event no later than September 30, 2005.  The Closing will be held at such place as the parties shall agree.

1.3           Delivery.  At the Closing (a) the Investor shall deliver to the Company a wire transfer of immediately available funds for the Purchase Price or instructions duly authorizing the Company to debit an account of Investor at Nara Bank and (b) the Company shall deliver to the Investor a certificate (or certificates) representing the Shares, registered in such name and in such denominations as shall be reasonably requested by the Investor.

1.4           Covenant of Cooperation.  Each party agrees to reasonably cooperate with the other with respect to any disclosure or communication relating to this Agreement and the transactions contemplated hereby with the regulatory authorities of the Company, including its bank regulators, the Securities and Exchange Commission and Nasdaq, where such cooperation is appropriate in light of the context thereof and subject to the advice of counsel to such party.  The Company agrees promptly after the Closing to notify Nasdaq of the issuance of the Shares and obtain the listing of the Shares on the Nasdaq National Market.

1.5           Conditions to Closing.  The obligations of each of the Investor and the Company to conduct the Closing shall be subject to the satisfaction of each of the following conditions:

(a)           Representations and Warranties.  The representations and warranties of the other party shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

(b)           Fairness Opinion.  The Company shall have received an opinion from a reputable investment banking firm to the effect that the consideration to be received for the Shares is fair, from a financial point of view, to the Company as of the date of this Agreement.

(c)           No Regulatory Objection.  No governmental authority or agency shall have notified the Company or the Investor that it objects to, or failed to provide any required approval of, the transactions contemplated herein.

SECTION 2
REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor hereby represents, warrants and covenants to the Company as follows:

2.1           Purchase for Own Account.  The Investor is acquiring the Shares solely for investment for the Investor’s own account not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same except transfers to family members or trusts for estate planning or similar purposes.  The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

2.2           Disclosure of Information.  The Investor has received all the information he considers necessary or appropriate for deciding whether to acquire the Shares.  The Investor further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company.

2.3           Investment Experience.  The Investor represents that he is an investor in private offerings of securities and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of his investment in the Shares.  The Investor acknowledges that any investment in the Shares involves risk and that he is able to hold the Shares in accordance with applicable legal restrictions and to suffer a loss of his investment in the Shares.

2.4           Accredited Investor.  The Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission, as presently in effect.

2.5           Further Limitations on Disposition.  Without in any way limiting the representations of the Investor set forth herein, the Investor further agrees not to make any disposition of all or any portion of the Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 2.5, and:

(a)           there is then in effect a registration statement under the Securities Act of 1933, as amended (the “Act”), covering such proposed disposition and such disposition is made in accordance with such registration statement, after which any further transfers of the Shares shall not be bound by this Section 2.5; or

(b)           the Investor shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.

2.6           Legend.  The Investor understands and agrees that the Shares are not being, and will not be, registered for resale under the Act and that the certificate(s) evidencing the Shares will bear substantially the following legend:  “These securities have not been registered under the Securities Act of 1933, as amended.  They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.”

2.7           No Pending Transactions.  Whether in his individual capacity or as a director of the Company, the Investor is not presently engaged in any discussions or negotiations regarding any merger, consolidation, business combination, share exchange, reorganization or similar transaction involving the Company or Nara Bank (an “Acquisition Transaction”), nor is he aware that any such negotiations have occurred or that any offer or proposal has been made for an Acquisition Transaction prior to the date of this Agreement.  Investor is not aware that any such offer or proposal will be made in the future by any third party.

SECTION 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Investor that:

3.1           Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.  The Company is duly qualified to transact business and is in good standing in the State of California and each other jurisdiction in which the failure to so qualify would have a material adverse effect on the Company.

3.2           Authorization.  All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Shares has been taken or will be taken prior to the Closing.

3.3           Litigation.  There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that questions the validity of this Agreement, the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby.

3.4           Absence of Required Consents; No Violations.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing of a Form D with the Securities and Exchange Commission and applicable state securities filings.  The Company is not in violation or default of any provision of its Certificate of Incorporation or Bylaws.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, or under any instrument, judgment, order, writ, decree, understanding or contract applicable to the Company or result in an event that creates any lien, charge or encumbrance upon any material assets of the Company or causes the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties, except for such results which would not have a material adverse effect on the Company.

3.5           Offering.  Subject in part to the truth and accuracy of the Investor’s representations set forth in Section 2 hereof, the offer, sale and issuance of the Shares as contemplated by this Agreement is exempt from the registration requirements of the Act and the registration or qualification requirements of applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

3.6           Valid Issuance of Common Stock.  The Shares of Common Stock issuable to the Investor hereunder, when issued, paid for and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, and free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable federal and state securities laws.

3.7           No Pending Transactions.  The Company is not presently engaged in any discussions or negotiations regarding any Acquisition Transaction, nor is the Company aware that any such negotiations have occurred or that any offer or proposal has been made for an Acquisition Transaction prior to the date of this Agreement.  The Company is not aware that any such offer or proposal will be made in the future by any third party.

SECTION 4
MISCELLANEOUS

4.1           Survival of Representations, Warranties and Covenants.  The representations, warranties and covenants of the Company and Investor contained in or made pursuant to this Agreement shall be true and correct on the Closing (except for representations and warranties which expressly speak as of a certain date) and shall survive the execution and delivery of this Agreement and the Closing hereunder and shall not be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

4.2           Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Shares except as otherwise provided herein).  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.3           Governing Law; Venue.  This Agreement is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.

4.4           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.5           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.6           Notices.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by facsimile to the number set forth on the signature page hereto if sent before 5:00 p.m. recipient’s local time on a business day, or on the next business day if sent by facsimile to the number set forth on the signature pages hereto sent after 5:00 p.m. recipient’s local time on a business day, with a copy to follow given on the next business day in compliance with clause (d) of this sentence; (c) three business days after deposit in the U.S. mail as certified mail, return receipt requested, postage prepaid and addressed to the other party at the address set forth on the signature pages hereto; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth on the signature pages hereto with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.  Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication.  A party may change or supplement the addresses given on the signature pages hereto, or designate additional addresses, for purposes of this Section 4.6 by giving the other party written notice of the new address in the manner set forth above, but such notice shall be effective only upon actual receipt.

4.7           Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of each of the parties hereto.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Investor, each future holder of the Shares, and the Company.

4.8           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.9           Expenses.  Each party hereto shall bear and be responsible for all fees, costs and expenses incurred by such party with respect to the negotiation of this Agreement and the consummation of the transactions contemplated hereby.

4.10         Interpretation.  This Agreement has been negotiated at arm’s length and between persons sophisticated and knowledgeable in the matters dealt with in this Agreement.  Each party has had an opportunity to consult with experienced and knowledgeable legal counsel.  Accordingly, any rule of law (including California Civil Code Section 1654) or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is waived.  The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purpose of the parties and this Agreement.

4.11         Entire Agreement.  This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

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[Signature pages follows]

IN WITNESS WHEREOF, each party has executed this Stock Purchase Agreement as of the date first written above.

COMPANY:		INVESTOR:

NARA BANCORP, INC.		DR. CHONG-MOON LEE

By:

Name:
Title:		Address:	1245 Oakmead Parkway
Address:	3701 Wilshire Boulevard, Suite 220		Sunnyvale, California 94085
Los Angeles, California 90010
Facsimile:		Facsimile: (408) 523-6060